================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 27, 1999


                             JPS TEXTILE GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        33-27038                                        57-0868166
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


555 NORTH PLEASANTBURG DRIVE, SUITE 202
       GREENVILLE, SOUTH CAROLINA                                   29607
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (864) 239-3900
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================



NYFS08...:\75\55175\0004\1924\8-K1279U.03E

Item 5.     Other Events.

            On February 27, 1999, Jerry E. Hunter resigned as President and Chief Executive Officer of JPS Textile Group, Inc. (the "Company") and as Chairman of the Board of Directors of the Company (the "Board") in connection with his retirement from the Company, and Mr. Hunter agreed in writing with the Company that his retirement would be treated as a "Good Reason" termination by him of his employment (the "Separation Agreement").

            On the same day, the Board elected Michael L. Fulbright to serve as Chairman of the Board and as President and Chief Executive Officer of the Company. The Company has entered into an Employment Agreement with Mr. Fulbright, dated February 28, 1999 (the "Employment Agreement"), which provides that Mr. Fulbright will serve as Chairman, President and Chief Executive Officer of the Company until October 31, 2001. Under the Employment Agreement, Mr. Fulbright's base salary is $550,000 per annum. In addition, Mr. Fulbright will receive a relocation grant cash payment of $325,000. Mr. Fulbright is eligible to receive an annual bonus for each of fiscal years 1999, 2000 and 2001 of between 50% and 200% of his base salary based upon the Company's attainment of certain performance goals specified in its annual Management Incentive Bonus Plan. Simultaneously with the execution of the Employment Agreement, pursuant to a Stock Option Agreement, the Compensation Committee of the Board granted Mr. Fulbright options to acquire 500,000 shares of the Company's common stock, $.01 per share. The grant of the options is subject to stockholder approval of the First Amendment to the JPS Textile Group, Inc. 1997 Incentive and Capital Accumulation Plan (the "Plan Amendment"), which, if approved, would increase the number of shares available under the Company's 1997 Incentive and Capital Accumulation Plan.

            The foregoing description of the Separation Agreement, the Employment Agreement, the Stock Option Agreement and the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the copies of the Separation Agreement, the Employment Agreement, the Stock Option Agreement and the Plan Amendment attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

            Additionally, the Company issued a press release on March 1, 1999, announcing the retirement of Mr. Hunter and the election of Mr. Fulbright as his successor. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Exhibit
-----------       -------

10.1 Separation Agreement, dated February 27, 1999, between the Company and Jerry E. Hunter

10.2 Employment Agreement, dated February 28, 1999, between the Company and Michael L. Fulbright

10.3 Stock Option Agreement, dated February 28, 1999, between the Company and Michael L. Fulbright

10.4              Amendment to the JPS Textile Group, Inc. 1997
                  Incentive and First Capital Accumulation Plan

99.1              Press Release dated March 1, 1999.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                      JPS Textile Group, Inc.
                                      (Registrant)

                                      By: /s/ John W. Sanders, Jr.
                                          -------------------------------------
Date: March 3, 1999                       John W. Sanders, Jr.
                                          Executive Vice President-
                                          Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

10.1 Separation Agreement, dated February 27, 1999, between the Company and Jerry E. Hunter

10.2 Employment Agreement, dated February 28, 1999, between the Company and Michael L. Fulbright

10.3 Stock Option Agreement, dated February 28, 1999, between the Company and Michael L. Fulbright

10.4              Amendment to the JPS Textile Group, Inc. 1997
                  Incentive and First Capital Accumulation Plan

99.1              Press Release dated March 1, 1999.